EXHIBIT 10.1

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), NOR REGISTERED UNDER ANY STATE SECURITIES LAW, AND ARE "REGISTERED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                       AGREEMENT FOR THE EXCHANGE OF STOCK

           AGREEMENT made this 15th day of July, 1997, by and between L W GLOBAL (U.S.A.), INC., a Delaware corporation, (hereinafter referred to as the "ISSUER") and Flex Marketing, Inc., an Ohio corporation ("FLEX"), and the individuals listed in Exhibit A attached hereto, (the "SHAREHOLDERS"), which SHAREHOLDERS own all of the issued and outstanding shares of Micor Technologies, Inc., an Arizona corporation. ("MTI")

           In   consideration   of   the   mutual   promises,   covenants,   and
representations contained herein, and other good and valuable consideration,

           THE PARTIES HERETO AGREE AS FOLLOWS:

           1. EXCHANGE OF SECURITIES. Subject to the terms and conditions of this Agreement, the ISSUER agrees to issued to SHAREHOLDERS, 8,500,000 shares of the common stock of ISSUER, $0.001 par value (the "Shares"), in exchange for 100% of the issued and outstanding shares of MTI, such that MTI shall become a wholly owned subsidiary of the ISSUER. The shares to be issued to FLEX will not be Registered, but will be issued pursuant to an exemption from Registration.

           2. REPRESENTATIONS AND WARRANTIES. ISSUER represents and warrants to SHAREHOLDERS and MTI the following:

                     i.   Organization.  ISSUER is a corporation duly organized,

validly existing, and in good standing under the laws of Dealware, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Nevada. All actions taken by the ISSUER have been valid and in accordance with the laws of the State of Delaware.

                     ii. Capital The authorized capital stock of ISSUER consists of 20,000,000 shares of common stock, $0.001 par value, of which 10,000,000 are issued and outstanding, and shares are fully paid and non assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ISSUER to issue or transfer from treasury any additional shares of its capital stock. None of the outstanding shares of ISSUER are subject to any stock restriction agreements. All of the shareholders of ISSUER have valid title to such shares and acquired their shares in a lawful transaction and in accordance with the laws of Delaware.

                     iii. Financial Statements. Exhibit B to this Agreement includes the balance sheet of ISSUER as of June 30, 1997, and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by ISSUER throughout the periods indicated, and fairly present the financial position of ISSUER as of the date of the balance sheet in the financial statements, and the results of its operations for the periods indicated.

                     iv. Absence of Changes. Since the date of the financial statements, there has not been any change in the financial condition or operations of ISSUER, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                     v. Liabilities. ISSUER does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or become due, that is not reflected on the ISSUER'S financial statement. ISSUER is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving ISSUER or its common stock. There is no dispute of any kind between ISSUER and any third party, and no such dispute will exist at the closing of this Agreement. At closing, ISSUER will be free from any and all liabilities, liens, claims, and/or commitments.

                     vi. Ability to Carry Out Obligations. ISSUER has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by ISSUER and the performance by ISSUER of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which ISSUER or its shareholders are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause ISSUER to be liable to any party, or (c) an event that would result in the creation or imposition or any lien, charge or encumbrance on any asset of ISSUER or upon the securities of ISSUER to be acquired by SHAREHOLDERS.

                     vii. Full Disclosure. None of the representations and warranties made by the ISSUER, or in any certificate or memorandum furnished or to be furnished by the ISSUER, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

                     viii. Contract and Leases. ISSUER is not currently carrying on any business and is not a party to any contract, agreement or lease. No person holds a power of attorney from ISSUER.

                     ix. Compliance with Laws. ISSUER has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to ISSUER. ISSUER has complied with all federal and state securities laws in connection with the issuance, sale and distribution of its securities.

                     x. Litigation. ISSUER is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the ISSUER, there is no basis for any such action or proceeding and no such action or proceeding is threatened against ISSUER and ISSUER is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

                     xi. Conduct of Business. Prior to the closing, ISSUER shall conduct its business in the normal course, and shall not (1) sell, pledge, or assign any assets (2) amend its Articles of Incorporation or Bylaws, (3) declare dividends, redeem or sell stock or other securities, (4) incur any liabilities,
(5) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (6) enter into any other transaction.

                     xii. Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will be attached to and made a part of this Agreement:

                    1.   Articles of Incorporation;
                    2.   Bylaws;
                    3.   Minutes of Shareholders Meetings;
                    4.   Minutes of Directors Meetings;
                    5.   List of Officers and Directors;
                    6.   Balance  Sheet as of June 30, 1997  together with other
                         financial statements described in Section 2 (iii);
                    7.   Stock  register  and  stock  records  of  ISSUER  and a
                         current, accurate list of ISSUER's shareholders.

                     xiii. Documents. All minutes, consents or other documents pertaining to ISSUER to be delivered at closing shall be valid and in accordance with the laws of Delaware.

                     xiv. Title. The Shares to be issued to SHAREHOLDERS will be, at closing, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of any kind. None of such Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares, except as provided in this Agreement, the ISSUER is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be issued to SHAREHOLDERS. There is no applicable local, state or federal law, rule, regulation, or decree which would result of the issuance of the Shares to SHAREHOLDERS, impair, restrict, or delay SHAREHOLDERS' voting rights with respect to the Shares.

           3.   SHAREHOLDERS   and  MTI  represent  and  warrant  to  ISSUER the
following:

                     i. Organization. MTI is a corporation duly organized, validly existing, and in good standing under the laws of Arizona, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Arizona. All actions taken by the Incorporators, directors and shareholders of MTI have been valid and in accordance with the laws of the State of Arizona.

                     ii. Shareholder and Issued Stock. Exhibit A annexed hereto sets forth the names and share holdings of 100% of MTI's shareholders.

                     iii. Listing Stock for Trading Upon closing, SHAREHOLDERS and MTI shall take all steps reasonably necessary to get the ISSUER's common stock listed for trading in NASD Automated Bulletin Board and to, as soon as practicably possible, have the company listed with Standard and Poors or Moodys in their Accelerated Corporate Report.

                     iv. Counsel. SHAREHOLDERS and MTI represent and warrant that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction and that prior to Closing, the law offices of Donald F. Mintmire & Associates has acted as exclusive counsel to the ISSUER and has not represented either the SHAREHOLDERS or MTI in any manner whatsoever.

           4. INVESTMENT INTENT. SHAREHOLDERS agrees that the Shares being issued pursuant to this Agreement may be sold, pledged, assigned, hypothecate or otherwise transferred, with or without consideration (a "Transfer"), only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of ISSUER. SHAREHOLDERS agrees, prior to any Transfer, to give written notice to ISSUER expressing his desire to effect the transfer and describing the proposed transfer.

           5. CLOSING. The closing of this transaction shall take place at the law offices of Donald F. Mintmire,265 Sunrise Avenue, Suite 204, Palm Beach, Florida. Unless the closing of this transaction takes place on or before July 31, 1997, then either party may terminate this Agreement.

           6.  DOCUMENTS TO BE DELIVERED AT CLOSING.

                     i.   By the ISSUER

                               (1)    Board of Directors Minutes authorizing the
issuance of a certificate or certificates for 8,500,000 Shares, registered in the names of the SHAREHOLDERS equal to their pro-rata holdings in MTI.

                               (2)    The resignation of all officers of ISSUER.

                               (3)    A Board of Directors resolution appointing
such person as SHAREHOLDERS designate as a director(s) of ISSUER.

                               (4)    The resignation of all of the directors of
ISSUER,  except  that  of  SHAREHOLDER'S  designee,   sated  subsequent  to  the
resolution described in 3, above.

                               (5)    Unaudited  financial statements of ISSUER,
which shall include a balance sheet dated as of June 30, 1997 and statements of operations, stockholders equity and cash flows for the twelve month period ended.

                               (6)    All  of the business and corporate records
of ISSUER, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and director meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

                               (7)   Such other minutes of ISSUER's shareholders
or directors as may reasonably be required by SHAREHOLDERS.

                               (8)   Within  14  days  of  closing,   a  private
placement memorandum pursuant to Rule 504 of Regulation D as promulgated under the Securities Act of 1933 for up to 985,000 shares of ISSUER's stock, on a post closing basis, at a price of $_____ per share.

                               (9)  An  Opinion  Letter  from  ISSUER'S Attorney
attesting to the validity and condition of the ISSUER.

                     ii.  By SHAREHOLDER ANS MTI:

                               (1)  Delivery  to  the  Issuer,  to  its Transfer
Agent, the certificates representing 100% of the issued and outstanding stock of MTI.

                               (2)  Consents  signed  by all of the shareholders
of MTI consenting to the terms of this Agreement.


           7.  REMEDIES.

                     i. Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Palm Beach County, Florida in accordance with the Rules of the American Arbitration Association under its Commercial Arbitration Rules then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject mater of the controversy.

           8.  MISCELLANEOUS.

                     i. Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in now way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

                     ii. No Oral change. This Agreement and any provision herein, may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change modification, or discharge is sought.

                     iii. Non Waiver. Except as otherwise provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (I) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

                     iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

                     v. Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

                     vi. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

 ISSUER:                 Dale B. Finfrock
                         P.O. Box 669
                         Palm Beach, FL 33480

 With a copy to:         Donald F. Mintmire, Esq.
                         265 Sunrise Avenue, Suite 204
                         Palm Beach, FL 33480

 MTI:                    Jerry M. Washburn
                         5608 N. 27th Ave.
                         Phoenix, AZ 85017

           IN WITNESS WHEREOF, the undersigned has executed this Agreement this 15 day of July, 1997.

L W GLOBAL (U.S.A.), INC.                   MICOR TECHNOLOGIES, INC.

By: Dale B. Finfrock                        By: Jerry M. Washburn
-----------------------------------         --------------------------------
Dale B. Finfrock, President                 Jerry M. Washburn, President

                                    EXHIBIT A

                    SHAREHOLDERS OF MICOR TECHNOLOGIES, INC.

NAME                                           SHARES


Craig J. Blight                                 2,586
Jeffrey A. Mattus                                 690
Arthur Del Aguila                                 690
Patrick A. Taylor                               5,747
Randy A. Pendley                                2,586
Elliot S. Crayne                                  345
Jackie G. Hass                                  2,069
Jerry M. Washburn                           3,300,000
William B. Meger                            3,285,287
John L. Day                                   750,000
Steven Stroblas                               650,000
Twana L. Nugent                               500,000